SMITH BARNEY FUNDS, INC.
on behalf of
EQUITY INCOME PORTFOLIO
(the "Portfolio")

Supplement dated February 20, 1998
to
Prospectus dated April 30, 1997



	Effective February 20, 1998 the name of the Portfolio has been changed to Large Cap Value Fund.

	No change in the management style of the Portfolio is occurring. The new name is intended to reflect the fact that the Portfolio primarily invests in common stocks of companies having large market capitalizations.
Under normal market conditions, at least 65% of the Portfolio's assets will be invested in common stocks of companies that have a market capitalization of at least $5 billion at the time of investment.
The Manager seeks common stocks that are considered by the Manager (i) to be undervalued by the market place, (ii) to offer potential opportunities not yet recognized by the marketplace, or (iii) to have been out of favor in the marketplace but that are poised to turn around because of a new management team, product or business strategy.




FD 01388            2/98